                                                                       EXHIBIT D


CENTERPOINT ENERGY, INCORPORATED
ROLLFORWARD OF EQUITY                             BEGINNING       ADJUSTMENT TO      ADJUSTED BALANCE
YEAR-TO-DATE CHANGE                            BALANCE 6/30/02   PAR VALUE STOCK          6/30/02         NET INCOME
--------------------------------               ---------------   ---------------     ----------------   ---------------
TRUST PREFERRED SECURITIES                     $       705,965                 --            705,965                 --

COMMON STOCK EQUITY
 Cumulative preferred stock                                 --                 --                 --                 --
 Common stock                                        3,288,849         (3,270,378)            18,471                 --
 APIC                                                  623,894          3,270,378          3,894,272                 --
 ESOP stock                                           (103,670)                --           (103,670)                --
 Retained earnings                                   3,221,146                 --          3,221,146            161,452
 Currency translation differences                      (22,358)                --            (22,358)                --
 FAS 133 adjustment                                     48,036                 --             48,036                 --
 Benefits - Minimum Liability Adj                      (12,798)                --            (12,798)                --
 Unrealized gain/loss on investments                     4,793                 --              4,793                 --
                                               ---------------    ---------------    ---------------    ---------------
   TOTAL COMMON STOCK EQUITY                   $     7,047,892    $            --    $     7,047,892    $       161,452
                                               ===============    ===============    ===============    ===============


                                                                                                         CHANGE IN
CENTERPOINT ENERGY, INCORPORATED                                                                         UNREALIZED
ROLLFORWARD OF EQUITY                                                                   CHANGE IN       GAIN/LOSS ON
YEAR-TO-DATE CHANGE                                DIVIDENDS      CTA ADJUSTMENTS  BENEFITS LIABILITY  ITRON INVESTMENT
--------------------------------               ---------------    ---------------  ------------------  ----------------
TRUST PREFERRED SECURITIES                                  --                 --                 --                 --

COMMON STOCK EQUITY
 Cumulative preferred stock                                 --                 --                 --                 --
 Common stock                                               --                 --                 --                 --
 APIC                                                       --                 --                 --                 --
 ESOP stock                                                 --                 --                 --                 --
 Retained earnings                                     (46,434)                --                 --                 --
 Currency translation differences                           --             19,423                 --                 --
 FAS 133 adjustment                                         --                 --                 --                 --
 Benefits - Minimum Liability Adj                           --                 --              7,431                 --
 Unrealized gain/loss on investments                        --                 --                 --              1,257
                                               ---------------    ---------------    ---------------    ---------------
   TOTAL COMMON STOCK EQUITY                   $       (46,434)   $        19,423    $         7,431    $         1,257
                                               ===============    ===============    ===============    ===============


CENTERPOINT ENERGY, INCORPORATED
ROLLFORWARD OF EQUITY                          RECOGNITION OF          FAS 133         INCOME FROM     IMPAIRMENT OF INV
YEAR-TO-DATE CHANGE                            ITRON GAIN/LOSS        ADJUSTMENT         DISCO OPS           IN RRI
--------------------------------               ----------------    ---------------    ---------------  -----------------
TRUST PREFERRED SECURITIES                                   --                 --                 --                 --

COMMON STOCK EQUITY
 Cumulative preferred stock                                  --                 --                 --                 --
 Common stock                                                --                 --                 --                 --
 APIC                                                        --                 --                 --           (847,200)
 ESOP stock                                                  --                 --                 --                 --
 Retained earnings                                           --                 --             47,707         (4,333,652)
 Currency translation differences                            --                 --                 --                 --
 FAS 133 adjustment                                          --           (140,447)                --                 --
 Benefits - Minimum Liability Adj                            --                 --                 --                 --
 Unrealized gain/loss on investments                     (6,050)                --                 --                 --
                                                ---------------    ---------------    ---------------    ---------------
   TOTAL COMMON STOCK EQUITY                    $        (6,050)   $      (140,447)   $        47,707    $    (5,180,852)
                                                ===============    ===============    ===============    ===============


CENTERPOINT ENERGY, INCORPORATED
ROLLFORWARD OF EQUITY                                              ENDING BALANCE
YEAR-TO-DATE CHANGE                            CHANGES IN STOCK        9/30/02
--------------------------------               ----------------    ---------------
TRUST PREFERRED SECURITIES                                   64    $       706,029
                                                                                --
COMMON STOCK EQUITY                                                             --
 Cumulative preferred stock                                  --                 --
 Common stock                                           (15,428)             3,043
 APIC                                                    (1,300)         3,045,772
 ESOP stock                                              11,953            (91,717)
 Retained earnings                                           --           (949,781)
 Currency translation differences                            --             (2,935)
 FAS 133 adjustment                                          --            (92,411)
 Benefits - Minimum Liability Adj                            --             (5,367)
 Unrealized gain/loss on investments                         --                 --
                                                ---------------    ---------------
   TOTAL COMMON STOCK EQUITY                    $        (4,775)   $     1,906,604
                                                ===============    ===============

CENTERPOINT ENERGY                                                                                                CHANGE IN
HOUSTON ELECTRIC, LLC                                                                               CHANGE IN     UNREALIZED
("CEHE") ROLLFORWARD OF EQUITY           BEGINNING                                       CTA        BENEFITS     GAIN/LOSS ON
YEAR-TO-DATE CHANGE                   BALANCE 6/30/02    NET INCOME    DIVIDENDS     ADJUSTMENTS    LIABILITY  ITRON INVESTMENT
------------------------------        ---------------   ------------  ------------   ------------   ---------  ----------------
TRUST PREFERRED SECURITIES            $            --             --            --             --          --                --

COMMON STOCK EQUITY
 Cumulative preferred stock                        --             --            --             --          --                --
 Common stock                           3,912,743,208             --            --             --          --         2,521,756
 Treasury stock                          (103,669,904)            --            --             --          --                --
 ESOP stock                                        --             --            --             --          --        34,027,205
 Retained earnings                      3,221,146,404    293,202,847   (48,656,657)            --          --                --
 Currency translation differences         (22,358,336)            --            --    (20,840,541)         --                --
 FAS 133 adjustment                        48,035,588             --            --             --          --                --
 Benefits - Minimum Liability Adj         (12,797,428)            --            --             --          --                --
 Unrealized gain/loss on investments        4,792,628             --            --             --          --                --
                                      ---------------   ------------  ------------   ------------   ---------  ----------------
   TOTAL COMMON STOCK EQUITY          $ 7,047,892,160   $293,202,847  $(48,656,657)  $(20,840,541)  $      --  $     36,548,961
                                      ===============   ============  ============   ============   =========  ================

                                                                            CEHE INC, EQUITY
                                      RECOGNITION                            BALANCES AT                          CHANGES IN
CEHE ROLLFORWARD OF EQUITY             OF ITRON        FAS 133              8/31/02 BEFORE                         STOCK FOR
YEAR-TO-DATE CHANGE                    GAIN/LOSS     ADJUSTMENT               DISCO OPS          DISCO OPS       RESTRUCTURING
--------------------------            -----------   ------------   -----   ----------------   ---------------   ----------------
TRUST PREFERRED SECURITIES                     --             --      --                 --                --                 --

COMMON STOCK EQUITY
 Cumulative preferred stock                    --             --      --                 --                --                 --
 Common stock                                  --             --      --      3,915,264,964    (3,244,032,578)     1,549,297,796
 Treasury stock                                --             --      --       (103,669,904)               --                 --
 ESOP stock                                    --             --      --         34,027,205        97,860,439                 --
 Retained earnings                             --             --    (976)     3,465,691,618    (1,916,393,822)    (1,549,297,796)
 Currency translation differences              --             --      --        (43,198,877)       43,198,877                 --
 FAS 133 adjustment                            --    (76,153,468)     --        (28,117,880)       28,117,880                 --
 Benefits - Minimum Liability Adj              --             --      --        (12,797,428)       11,719,078                 --
 Unrealized gain/loss on investments   (4,166,856)            --      --            625,772          (625,772)                --
                                      -----------   ------------   -----   ----------------   ---------------   ----------------
   TOTAL COMMON STOCK EQUITY          $(4,166,856)  $(76,153,468)  $(976)  $  7,227,825,470   $(4,980,155,898)  $             --
                                      ===========   ============   =====   ================   ===============   ================

                                      CEHE INC, EQUITY
                                        BALANCES AT                                CHANGES IN
CEHE ROLLFORWARD OF EQUITY             8/31/02 AFTER                   DIVIDEND     STOCK FOR     ENDING BALANCE
YEAR-TO-DATE CHANGE                      DISCO OPS       NET INCOME   ADJUSTMENT  RESTRUCTURING      9/30/02
--------------------------            ----------------   -----------  ----------  -------------   --------------
TRUST PREFERRED SECURITIES                          --            --          --             --   $           --

COMMON STOCK EQUITY
 Cumulative preferred stock                         --            --          --             --               --
 Common stock                            2,220,530,182            --   2,223,328    (15,114,349)   2,207,639,161
 Treasury stock                           (103,669,904)           --          --    103,669,904               --
 ESOP stock                                131,887,644            --          --   (131,887,644)              --
 Retained earnings                                  --    70,119,970          --             --       70,119,970
 Currency translation differences                   --            --          --             --               --
 FAS 133 adjustment                                 --            --          --             --               --
 Benefits - Minimum Liability Adj           (1,078,350)           --          --             --       (1,078,350)
 Unrealized gain/loss on investments                --            --          --             --               --
                                      ----------------   -----------  ----------  -------------   --------------
   TOTAL COMMON STOCK EQUITY          $  2,247,669,572   $70,119,970  $2,223,328  $ (43,332,089)  $2,276,680,781
                                      ================   ===========  ==========  =============   ==============

CENTERPOINT ENERGY RESOURCES
CORP. ("CERC")
EQUITY ROLLFORWARD

                                                                                                           CONTRIBUTIONS
                                                                                                           FROM RELIANT
CENTERPOINT ENERGY                            BEGINNING                               BENEFIT                 ENERGY,
RESOURCES CORP. ("CERC")                       BALANCE                      CTA      LIABILITY   BENEFITS  INCORPORATED   DIVIDENDS
ROLLFORWARD OF EQUITY                          6/30/02     NET INCOME   ADJUSTMENTS  ADJUSTMENT  TRANSFER     ("REI")      TO REI
--------------------------                    ----------   ----------   -----------  ----------  --------  -------------  ---------
COMMON STOCK EQUITY
 Common stock                                          1           --            --          --        --             --         --
 Paid-in Capital                               2,255,395           --            --          --        --             --   (272,907)
 Retained earnings                                78,753       (5,392)           --          --        --             --    (77,093)
 Cumulative effect - adoption of FAS 133          38,092           --            --          --        --             --         --
 Deferred gain (loss) from cash flow hedges       23,895           --            --          --        --             --         --
 Reclassification of deferred gain (loss) on
 derivatives realized in net income              (60,530)          --            --          --        --             --         --
 Benefits Minimum Liability Adjustment            (1,468)          --            --          --        --             --         --
 Currency translation differences                     --           --            --          --        --             --         --
 Unrealized gain/loss on investments                  --           --            --          --        --             --         --
                                              ----------   ----------   -----------  ----------  --------  -------------  ---------
   TOTAL COMMON STOCK EQUITY                  $2,334,138   $   (5,392)  $        --  $       --  $     --  $          --  $(350,000)
                                              ==========   ==========   ===========  ==========  ========  =============  =========

                                                              CHANGE IN
                                                              UNREALIZED             ENDING
                                                FAS 133      GAIN/LOSS ON            BALANCE
CERC ROLLFORWARD OF EQUITY                    ADJUSTMENT   ITRON INVESTMENT  OTHER   9/30/02
--------------------------                    ----------   ----------------  -----  ----------
COMMON STOCK EQUITY
 Common stock                                         --                 --     --           1
 Paid-in Capital                                      --                 --     --   1,982,488
 Retained earnings                                    --                 --     --      (3,732)
 Cumulative effect - adoption of FAS 133              --                 --     --      38,092
 Deferred gain (loss) from cash flow hedges        5,759                 --     --      29,654
 Reclassification of deferred gain (loss) on
 derivatives realized in net income               (1,984)                --     --     (62,514)
 Benefits Minimum Liability Adjustment                --                 --     --      (1,468)
 Currency translation differences                     --                 --     --          --
 Unrealized gain/loss on investments                  --                 --     --          --
                                              ----------   ----------------  -----  ----------
   TOTAL COMMON STOCK EQUITY                  $    3,775   $             --  $  --  $1,982,521
                                              ==========   ================  =====  ==========